Exhibit 10.22

FIRST AMENDMENT

TO

AMENDED AND RESTATED

GENERAL PARTNERSHIP AGREEMENT OF

DCP SOUTHEAST TEXAS HOLDINGS, GP

This First Amendment to Amended and Restated General Partnership Agreement of DCP Southeast Texas Holdings, GP (this “Amendment”) is entered into effective as of January 1, 2011, by and among DCP SOUTHEAST TEXAS, LLC, a Delaware limited liability company (the “Midstream Partner”), GAS SUPPLY RESOURCES HOLDINGS, INC., a Delaware corporation (“GSRH”), and DCP PARTNERS SE TEXAS LLC, a Delaware limited liability company (the “MLP Partner”). The Midstream Partner, GSRH, and the MLP Partner may be referred to herein collectively as the “Partners” and individually as a “Partner”.

RECITALS

WHEREAS, the Partners entered into that certain Amended and Restated General Partnership of DCP Southeast Texas Holdings, GP dated and effective January 1, 2011 (the “Agreement”) (capitalized terms used but not defined herein shall have the meaning given thereto in the Agreement); and

WHEREAS, the Partners desire to amend the Agreement to correct a mutual mistake set forth in the Agreement relative the computation of the Net Monthly Storage Revenue distributable and allocable among the Partners.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Partners agree as follows:

1. Amendment. The Agreement is hereby amended by deleting the definition of “Net Monthly Storage Revenue” in its entirety and replacing it with the following language:

“Net Monthly Storage Revenue” shall mean the product of (i) 0.3333 and (ii) the Monthly Storage Revenue, as decreased by the sum of (a) the MLP Storage G&A Expenses and (b) the MLP Storage Opex.

2. Scope. The Agreement is amended solely to the extent provided above. In all other respects the Agreement is confirmed and shall continue in full force and effect without any other amendment or modification.

[REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

ON THE DATE FIRST SET FORTH ABOVE, each of the undersigned has caused this Amendment to be duly executed and delivered.

DCP SOUTHEAST TEXAS, LLC By DCP Midstream, LLC Its Sole Member

By:	/s/ Wouter T. van Kempen
Name:	Wouter T. van Kempen
Title:	President, Midcontinent Business Unit and Chief Development Officer

GAS SUPPLY RESOURCES HOLDINGS, INC.

By:	/s/ Wouter T. van Kempen
Name:	Wouter T. van Kempen
Title:	President, Midcontinent Business Unit and Chief Development Officer

DCP PARTNERS SE TEXAS LLC

By:	/s/ Donald A. Baldridge
Name:	Donald A. Baldridge
Title:	Vice President, Business Development